UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 27, 2024
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

ITEM 7.01. Regulation FD Disclosure.
On February 21, 2024, Encompass Health Corporation (the “Company”) received notice from Change Healthcare, a subsidiary of UnitedHealth Group that acts as an intermediary for processing our payment claims for all payors, of a cybersecurity incident affecting certain of Change Healthcare’s information technology systems. In response to the incident, both the Company and Change Healthcare severed those business service connections between the Company’s systems and Change Healthcare’s. Since receiving notice from Change Healthcare, the Company has been conducting forensics on its systems, including searching for known indicators of compromise. To date, the Company has not identified any compromise or unauthorized access of its systems or networks. The Change Healthcare incident has not affected the Company’s operations, except its submission of payment claims. The Company is still receiving referrals and admitting, caring for, and discharging patients in the ordinary course. In the event the Change Healthcare service is not restored in a timely fashion, the Company may experience payment collection delays as it turns to alternative channels to submit claims. At this time, Change Healthcare has not provided an estimated service restoration timeline. As of the date of this Current Report on Form 8-K, the Company has not determined that the Change Healthcare cybersecurity incident is material to the Company.
The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary
Dated: February 27, 2024